UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2014

Continental Building Products, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-36293	61-1718923
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

12950 Worldgate Drive, Suite 700 Herndon, VA	20170
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 480-3800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 25, 2014, Continental Building Products, Inc. issued a press release announcing that Isaac Preston, its President and Chief Executive Officer and a member of the Board of Directors, has passed away. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The Board of Directors has named James Bachmann, Senior Vice President and Chief Financial Officer, to serve as interim Chief Executive Officer, effective immediately.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

99.1	Continental Building Products, Inc. press release, dated November 25, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Continental Building Products, Inc.

November 25, 2014	By:	/s/ Timothy Power
	Name:	Timothy Power
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Continental Building Products, Inc. press release, dated November 25, 2014.